UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 21, 2014

INTERACTIVE BROKERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2014, the Registrant issued a press release reporting its financial results for the third quarter ended September 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

  All of the information furnished in this report (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2014, the Board of Directors (the “Board”) of Interactive Brokers Group, Inc. (the “Company”) announced that Milan Galik, Senior Vice President of Software Development and Director, will become the President, effective October 21, 2014 and continue his role as a member of the Board.  At such time, Chairman, Chief Executive Officer and President Thomas Peterffy will continue to serve as Chairman and Chief Executive Officer and will no longer serve in the capacity of President.

Mr. Galik, a 24-year veteran of the Company, has been instrumental in building the Company’s business.  Thomas Peterffy, who will remain Chairman and Chief Executive Officer, said, “We are extremely pleased to take this meaningful step toward implementing an effective management structure into the future.  I expect to remain strongly engaged as Chairman and CEO and I look forward to continuing to work closely with Milan and the rest of the management team.”

In addition, Mr. Galik has served as Vice President of Timber Hill LLC since April 1998 and serves as a member of the board of directors of the Boston Options Exchange.  Mr. Galik received a Master of Science degree in electrical engineering from the Technical University of Budapest in 1990.

Item 8.02. Other Events.

On October 21, 2014, Interactive Brokers Group, Inc. (the “Company”) declared a quarterly cash dividend of $0.10 per share on the Company’s common stock.  The Company’s Board of directors has declared that the dividend will be paid on December 12, 2014 to shareholders of record as of December 1, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release dated October 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2014

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

99.1	Press Release dated October 21, 2014.